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EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated July 15, 1999 for TravelnStore.com, Inc. included in or made a part of this Amendment No. Two to the Registration Statement File No. 333-78443 filed on Form SB-2.



                                        FARBER & HASS LLP



Oxnard, California
November 12, 1999